Exhibit 10.2

CONSENT AND WAIVER AGREEMENT

This CONSENT AND WAIVER AGREEMENT (the “Consent and Waiver”), dated as of May 21, 2018 is entered into by Public Sector Pension Investment Board, a Canadian Crown corporation under the Public Sector Pension Investment Board Act (Canada) (“PSP”), and Pattern Energy Group Inc., a Delaware corporation (“PEG Inc.”). Each of PSP and PEG Inc. are hereafter referred to individually as a “Party” and collectively as “Parties.”
RECITALS
A.    The Parties entered into the Joint Venture Agreement (as amended, supplemented or otherwise modified from time to time, the “JV Agreement”), dated as of June 16, 2017. Capitalized terms used in this letter and not otherwise defined or indicated herein shall have the meanings assigned thereto in the JV Agreement.

B.    Pursuant to the JV Agreement, PEG Inc. has granted PSP a right to co-invest in certain renewable energy projects owned or under development by Pattern Energy Group LP (“PEG LP”) and certain of its affiliates (collectively, “PEG LP Entity”) over which PEG Inc. possess a right of first offer on any proposed transfer of all or any portion of such entity’s ownership interest in any such project owned by a PEG LP Entity pursuant to the Amended and Restated Purchase Rights Agreement (the “PR Agreement”), by and among PEG LP, PEG Inc., and Pattern Energy Group Holdings LP (“Co-Investment Rights”). PEG Inc. has agreed to perform certain obligations in support of such right.

C.    PEG LP indirectly owns (i) all of the equity interest in that operating solar photovoltaic project in Chile known as “Conejo Solar” (the “Conejo Project”), owned directly by Conejo Solar SpA (“Conejo Project Company”), and (ii) certain other early stage development projects in Chile (together with the Conejo Project, the “Subject Projects”) owned indirectly by Pattern Chile Development Holdings SpA (the “Pattern Chile Devco,” and together with the Conejo Project Company and all other subsidiaries of Pattern Chile Devco, the “Subject Project Companies”).

D.    PEG LP is currently negotiating a Stock Purchase Agreement with a potential buyer, located as a result of a sales process run by its advisor, Credit Suisse Securities (USA) LLC, to sell 100% of all of PEG LP’s indirect equity interests in each of the Subject Project Companies (the “Proposed Transaction”). PEG Inc. has been advised of the Proposed Transaction by PEG LP and wishes to waive its rights of first offer and associated rights thereto under the PR Agreement (“ROFO Rights”).

E.    Having been advised of the Proposed Transaction and PEG Inc.’s desire to waive its ROFO Rights by PEG Inc., PSP wishes to waive its Co-Investments Rights and associated

CONSENT AND WAIVER
(JV AGREEMENT)

rights thereto under the JV Agreement and consent to PEG Inc.’s waiver of its ROFO Rights in accordance with the terms hereof.
NOW THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Waiver. PSP, in accordance with the JV Agreement, hereby waives all of its Co-Investment Rights and any right to performance of other obligations of PEG Inc. under the JV Agreement in support thereof, that have or may be triggered by the negotiation, documentation and closing of the Proposed Transaction by PEG LP and any associated waiver of PEG Inc.’s rights under the PR Agreement, including without limitation: (a) the right to receive a Covered Project Transfer Notice, a PEGI Purchase Declination, a Final Offer Notice, and associated evaluation material under Sections 3.01(a),3.01(b) and 3.01(g) of the JV Agreement (beyond that information which has already been delivered to date) for any of the Subject Projects or Subject Project Company equity interests owned indirectly by PEG LP, (b) the right to demand that PEG Inc. wait until the end of the expiration of the First Rights Offer Period with respect to the Proposed Transaction prior to acting in connection therewith, (c) the right to make any Final Rights Project Offer on the same, or (d) any other right under Section 3.05(a) of the JV Agreement in connection with the Proposed Transaction.
2.Consent. PSP, in accordance with the JV Agreement, hereby consents and approves, for all purposes, to PEG Inc.’s execution of a Waiver Agreement substantially in the form attached hereto as Exhibit A (“PEG Inc. Waiver”) in connection with the Proposed Transaction.
3.Acknowledgement and Agreement.

(a)	PSP acknowledges having been informed of the Proposed Transaction and received supporting evaluation materials in connection therewith.

(b)
The Parties agree that no Joint Acquisition Declination shall have occurred or deemed to have occurred under Section 3.04(a)(ii)(x) in connection with the Proposed Transaction as a result of the execution of this Consent and Waiver or the PEG Inc. Waiver.

(c)
The foregoing consent and waivers are limited in effect and, except as specifically set forth above, shall apply only as expressly set forth in this Consent and Waiver and shall not constitute a consent, waiver, modification, approval or amendment of any other provision of the JV Agreement. The JV Agreement is modified only to the extent expressly provided in this Consent and Waiver, and shall, as so modified, remain in full force and effect and is hereby ratified and confirmed by the Parties in all respects.

CONSENT AND WAIVER
(JV AGREEMENT)

4.Notices. Any communications between the parties in connection with the matters set forth herein shall be provided pursuant to Section 5.07 of the JV Agreement.
5.Binding Effect. This Consent and Waiver shall be binding upon and benefit the successors and permitted assigns of PEG Inc. and PSP.
6.Miscellaneous. Sections 4.01 (Confidentiality), 5.03 (Governing of Law; Consent to Jurisdiction; Waiver of Jury Trial), 5.04 (Entire Agreement), and 5.05 (Severability), of the JV Agreement are hereby incorporated into this acknowledgement and agreement, mutatis mutandis, and shall apply as if fully set forth herein.
7.Counterparts. This Consent and Waiver may be executed in one or more duplicate counterparts, and when executed and delivered by all the parties listed below, shall constitute a single binding agreement. The parties agree that delivery of a copy of this Consent and Waiver bearing an original signature by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by a combination of such means, shall have the same effect as physical delivery of the paper document bearing the original signature. “Originally signed” or “original signature” means or refers to a signature that has not been mechanically or electronically reproduced.
8.Interpretation. All references in this Consent and Waiver to any document, instrument or agreement (a) shall include all contract variations, change orders, exhibits, schedules and other attachments thereto, and (b) shall include all documents, instruments or agreements issued or executed in replacement or as predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time.
[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the undersigned, by its representative thereunto duly authorized, has duly executed this Consent and Waiver as of the date first above written.

CONSENT AND WAIVER
(JV AGREEMENT)

PUBLIC SECTOR PENSION INVESTMENT BOARD

By:    /s/ Patrick Samson
Name: Patrick Samson
Title: Authorized Signatory

By:    /s/ Michael Larkin
Name: Michael Larkin
Title: Authorized Signatory

PATTERN ENERGY GROUP INC.

By:    /s/ Dyann Blaine
Name: Dyann Blaine
Title: Vice President

Exhibit A

Form of Waiver Agreement

WAIVER AGREEMENT

This WAIVER AGREEMENT (the “Waiver Agreement”), dated as of May 21, 2018 is entered into by Pattern Energy Group LP, a Delaware limited partnership (“PEG LP”), and Pattern Energy Group Inc., a Delaware corporation (“PEG Inc.”). Each of PEG LP and PEG Inc. are hereafter referred to individually as a “Party” and collectively as “Parties.”
RECITALS
A.    The Parties entered into the Amended and Restated Purchase Rights Agreement (as amended, supplemented or otherwise modified from time to time, the “PR Agreement”), dated as of June 16, 2017. Capitalized terms used in this letter and not otherwise defined or indicated herein shall have the meanings assigned thereto in the PR Agreement.
B.    Pursuant to the PR Agreement, PEG LP has granted PEG Inc. and its Permitted Assignee a right of first offer on any proposed Transfer by any PEG LP Entity of all or

CONSENT AND WAIVER
(JV AGREEMENT)

any portion of such entity’s ownership interest in any Project owned by a PEG LP Entity (“ROFO Rights”) and PEG LP has agreed to perform certain obligations in support of such right.
C.    PEG LP indirectly owns (i) all of the equity interest in that operating solar photovoltaic project in Chile known as “Conejo Solar” (the “Conejo Project”), owned directly by Conejo Solar SpA (“Conejo Project Company”), and (ii) certain other early stage development projects in Chile (together with the Conejo Project, the “Subject Projects”) owned indirectly by Pattern Chile Development Holdings SpA (the “Pattern Chile Devco,” and together with the Conejo Project Company and all other subsidiaries of Pattern Chile Devco, the “Subject Project Companies”).
D.    PEG LP is currently negotiating a Stock Purchase Agreement with a potential buyer, located as a result of a sales process run by its advisor, Credit Suisse Securities (USA) LLC, to sell 100% of all of PEG LP’s indirect equity interests in each of the Subject Project Companies (the “Proposed Transaction”).
E.    Having been advised of the Proposed Transaction by PEG LP, PEG Inc. wishes to waive its ROFO Rights and associated rights thereto under the PR Agreement in accordance with the terms hereof.
NOW THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Waiver. PEG Inc., in accordance with the PR Agreement, on its behalf and on behalf of its Permitted Assignee, hereby waives all of its ROFO Rights and any right to performance of other obligations of PEG LP under the PR Agreement in support thereof, that have or may be triggered by the negotiation, documentation and closing of the Proposed Transaction, including without limitation: (a) the right to receive a Project Transfer Notice and associated evaluation material under Section 3.2 of the PR Agreement (beyond that information which has already been delivered to date) for any of the Subject Projects or Subject Project Company equity interests owned indirectly by PEG LP, or (b) the right to make any First Rights Project Offer or a Final Rights Project Offer on the same.
2.Acknowledgement.

(a)	PEG Inc., on its behalf and on behalf of its Permitted Assignee, acknowledges having been informed of the Proposed Transaction and received supporting evaluation materials in connection therewith.

(b)
The foregoing waivers are limited in effect and, except as specifically set forth above, shall apply only as expressly set forth in this Waiver Agreement and shall not constitute a consent, waiver, modification, approval or amendment of any other provision of the PR Agreement. The PR Agreement is modified only to the extent expressly provided in this Waiver Agreement, and shall, as so modified, remain in full force and effect and is hereby ratified and confirmed by the Parties in all respects.
3.Notices. Any communications between the parties in connection with the matters set forth herein shall be provided pursuant to Section 6.3 of the PR Agreement.
4.Binding Effect. This Waiver Agreement shall be binding upon and benefit the successors and permitted assigns of PEG LP and PEG Inc.
5.Miscellaneous. Sections 5.1 (Choice of Law; Submission to Jurisdiction; Waiver of Jury Trial), 5.4 (Entire Agreement), and 5.9 (Severability) of the PR Agreement are hereby incorporated into this acknowledgement and agreement, mutatis mutandis, and shall apply as if fully set forth herein.
6.Counterparts. This Waiver Agreement may be executed in one or more duplicate counterparts, and when executed and delivered by all the parties listed below, shall constitute a single binding agreement. The parties agree that delivery of a copy of this Waiver Agreement bearing an original signature by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by a combination of such means, shall have the same effect as physical delivery of the paper document bearing the original signature. “Originally signed” or “original signature” means or refers to a signature that has not been mechanically or electronically reproduced.
7.Interpretation. All references in this Waiver Agreement to any document, instrument or agreement (a) shall include all contract variations, change orders, exhibits, schedules and other attachments thereto, and (b) shall include all documents, instruments or agreements issued or executed in replacement or as predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time.
[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the undersigned, by its representative thereunto duly authorized, has duly executed this Waiver Agreement as of the date first above written.

PATTERN ENERGY GROUP LP

By:    ______________________________
Name: Dyann Blaine
Title: Vice President

PATTERN ENERGY GROUP INC.

By:    ______________________________
Name: Dyann Blaine
Title: Vice President